UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

Vincerx Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39244	83-3197402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Sheridan Avenue, Suite 400 Palo Alto, California	94306
(Address of principal executive offices)	(Zip Code)

(650) 800-6676

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VINC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Vincerx Pharma, Inc. (the “Company”) had cash and cash equivalents of approximately $5.1 million as of March 31, 2024 and $6.6 million as of April 15, 2024. From April 9, 2024 through April 12, 2024, the Company issued an aggregate of 2,120,849 shares of its common stock pursuant to the Company’s Sales Agreement, dated March 29, 2024 (the “ATM Agreement”), with Leerink Partners (the “Sales Agent”), providing for sale of shares of its common stock having an aggregate offering price of up to $50.0 million in at-the-market offerings, resulting in net proceeds of approximately $2.4 million and after paying commission to the Sales Agent of approximately $0.1 million. As of April 15, 2024, approximately $47.5 million remained available under the ATM Agreement.

The Company has not completed preparation of its financial statements for the quarter ended March 31, 2024. The preliminary, unaudited cash and cash equivalents provided in Item 2.02 of this Current Report on Form 8-K is based on current expectations and is subject to adjustment. Actual results may differ materially from those disclosed in this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On April 25, 2024, the Company announced that it has commenced an underwritten public offering of its common stock and accompanying common warrants to purchase common stock, and to certain investors, pre-funded warrants to purchase common stock and accompanying common stock warrants to purchase common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 25, 2024.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2024

VINCERX PHARMA, INC.

By:	/s/ Alexander A. Seelenberger
Name:	Alexander A. Seelenberger
Title:	Chief Financial Officer